UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2012 (June 6, 2012)

DEVON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 WEST SHERIDAN AVE., OKLAHOMA CITY, OK		73102-5010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2012 Incentive Compensation Plan and 2012 Amendment to the 2009 Long-Term Incentive Plan

At the Annual Meeting of Stockholders held on June 6, 2012 (the “Annual Meeting”), the stockholders of Devon Energy Corporation (the “Company”) approved the 2012 Incentive Compensation Plan (the “2012 Plan”) and the 2012 Amendment to the 2009 Long-Term Incentive Plan (the “2009 Plan Amendment”). As described in the Company’s 2012 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2012 (the “2012 Proxy Statement”), the Company’s Board of Directors (the “Board”) and/or a committee thereof previously approved the 2012 Plan and the 2009 Plan Amendment, in each case subject to stockholder approval.

2012 Plan

The 2012 Plan is administered by the Compensation Committee of the Board (the “Compensation Committee”) and provides for the grant of incentive cash bonuses that are intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Participation in the 2012 Plan is limited to employees who are selected for participation in the 2012 Plan by the Compensation Committee and (i) who hold the title or position of executive vice president or above or (ii) who are officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended.

Under the 2012 Plan, participants will be eligible to receive bonuses based upon the attainment of performance goals established by the Compensation Committee for a designated performance period that may range from a minimum period of 12 months to a maximum period of 36 months. The awards will be based on the achievement of one or more of the following performance goals: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including but not limited to free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including but not limited to income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin; contribution margin; return factors (including, but not limited to return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total stockholder return;

comparative stockholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including ethics, compliance, environmental, diversity commitment, and safety); amount of the oil and gas reserves; costs of finding oil and gas reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas and/or oil production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns. The Compensation Committee will determine the manner in which such performance goals are measured, which measurement may also be on the basis of the Company’s performance relative to the performance of other entities or of any of the Company’s business units or divisions or any parent or subsidiary entity, on an absolute basis, relative to internal business plans, or based on growth.

The maximum bonus payment that any one participant may receive under the 2012 Plan is limited to $5,000,000 in each 12-month period included within the applicable performance period. A participant will not be entitled to any bonus payment for a particular performance period if that participant’s employment with the Company (or its subsidiaries) ceases for any reason prior to the end of that period. However, the Compensation Committee will have complete discretion to award a full or pro-rated bonus, based on the level at which the applicable performance goals are attained for the performance period, to a participant who ceases employee status prior to such payment date by reason of death or disability or in connection with an involuntary reduction in force. All bonuses under the 2012 Plan will be subject to any applicable clawback or recoupment policy of the Company.

The foregoing brief description of the 2012 Plan does not purport to be complete and is qualified in its entirety by reference to the 2012 Plan filed as Exhibit 10.1 to this report and incorporated by reference herein.

2009 Plan Amendment

The 2009 Long-Term Incentive Plan (the “2009 Plan”) is an omnibus incentive plan that provides for the grant of stock options, restricted stock, restricted stock units, performance units, stock appreciation rights, and performance-based awards to eligible participants. The modifications to the 2009 Plan that are implemented by the 2009 Plan Amendment include the following:

•	Increase in the number of shares authorized for issuance under the 2009 Plan from 21,500,000 to 47,000,000 shares of the Company’s common stock;

•	Provide that any shares granted under awards, other than options and stock appreciation rights, will be counted as 2.38 shares, as opposed to 1.84 shares, for each share granted under such an award;

•

Incorporate a new “performance-based awards” section of the 2009 Plan (Article XI) for the grant of restricted stock, restricted stock unit, and/or performance unit awards that are intended to comply with Section 162(m) of the Code. Article XI of the 2009 Plan includes certain terms and conditions of performance-based awards granted thereunder including, without limitation, that the granting or vesting of such awards will be based upon the achievement of one or more performance goals which are the same as the performance goals included in the 2012 Plan that are set forth above and incorporated herein; and

•	Provide that all awards granted under the 2009 Plan will be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board.

The foregoing brief description of the 2009 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the 2009 Plan (as amended and restated effective June 6, 2012), filed as Exhibit 10.2 to this report and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s stockholders approved an amendment (the “Special Meeting Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that adds a right permitting holders of record, who have continuously held in the aggregate for at least one year at least twenty-five percent (25%) of the voting power of the Company’s outstanding capital stock, to call a special meeting of stockholders by written request filed with the Secretary of the Company, provided that such written request is made in accordance with the Certificate of Incorporation and Bylaws.

Prior to the above amendments, the Company’s Certificate of Incorporation and Bylaws provided that a special meeting of stockholders could be called only (i) pursuant to a resolution adopted by a majority of the Board of Directors or (ii) by the Chairman of the Board or the President with the concurrence of a majority of the Board of Directors.

Following the Annual Meeting, the Board of Directors of the Company approved amendments to the Bylaws in order to regulate the manner in which, and the circumstances under which, special meetings may be called pursuant to the Special Meeting Charter Amendment. The amendments to the Bylaws include the following:

•	no business may be conducted at the special meeting called by stockholders except as set forth in the Company’s notice of meeting;

•

no stockholder special meeting request may be made during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of the date of the next annual meeting of stockholders or 30 days after the first anniversary of the previous annual meeting of stockholders;

•

a stockholder special meeting request cannot cover business substantially similar to what was covered at an annual or special meeting of stockholders held not more than 12 months, or in the case of director elections 120 days, before the special meeting request was delivered to the Secretary;

•

a special meeting called by stockholders will not be held if similar business is to be covered at an annual or special meeting of stockholders called by the Board of Directors to be held within 120 days after the stockholder special meeting request is received by the Secretary;

•

the requisite shares must be beneficially owned or held by the requesting stockholders both as of the date of the request and as of the meeting date, and any shares beneficially owned or held of record as of the date of the request and sold by the requesting holder prior to the meeting will be treated as a revocation of the request to the extent of the shares sold;

•

the requesting stockholder’s notice must be provided and include certain information as specified in the Bylaws, including information as to the business proposed to be conducted, as to each nominee for director (if applicable), and as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made;

•

a special meeting called by stockholders will be held on such date and at such time as chosen by the Board of Directors but cannot be more than 120 days after the Company’s receipt of the stockholder special meeting request; and

•	certain other procedural and informational requirements that must be followed in connection with special meetings called by stockholders.

The amendments also include certain technical corrections and non-substantive modifications.

The foregoing summary of the material changes to the Company’s Certificate of Incorporation and Bylaws is qualified in its entirety by copies of each such document reflecting these changes that are filed as Exhibits 3.1 and 3.2 to this report, respectively, and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting was held in Oklahoma City, Oklahoma, on Wednesday, June 6, 2012. In connection with the meeting, proxies for the meeting were solicited pursuant to the Securities Exchange Act of 1934. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s 2012 Proxy Statement.

1.	Eight Directors were elected to serve on the Company’s Board of Directors for a term expiring at the Company’s next Annual Meeting of Stockholders. The vote tabulation with respect to the nominees is as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Robert H. Henry	284,640,129	31,163,158	40,460,757

John A. Hill	300,670,128	15,133,159	40,460,757

Michael M. Kanovsky	272,271,754	43,531,533	40,460,757

Robert A. Mosbacher, Jr.	281,005,975	34,797,312	40,460,757

J. Larry Nichols	306,659,216	9,144,071	40,460,757

Duane C. Radtke	301,629,531	14,173,756	40,460,757

Mary P. Ricciardello	305,553,984	10,249,303	40,460,757

John Richels	307,372,808	8,430,479	40,460,757

2.	The Board proposal seeking a non-binding advisory vote on our executive compensation was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
187,910,313	124,666,509	3,226,465	40,460,757

3.	The appointment of KPMG LLP as the Company’s Independent Auditors for 2012 was ratified. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
349,436,860	4,684,180	2,143,004

4.	The Board proposal to amend the Amended and Restated Certificate of Incorporation to grant stockholders the right to call a special meeting was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
312,895,893	723,257	2,184,137	40,460,757

5.	The Board proposal to approve the 2012 Incentive Compensation Plan was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
306,379,404	6,967,630	2,456,253	40,460,757

6.	The Board proposal to approve the 2012 Amendment to the 2009 Long-Term Incentive Plan was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
269,161,702	44,304,522	2,337,063	40,460,757

7.	A stockholder proposal for a report on the disclosure of lobbying policies and practices was not approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
91,177,837	200,425,797	24,199,653	40,460,757

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Certificate of Incorporation, as amended as of June 6, 2012

Exhibit 3.2	Bylaws adopted on June 6, 2012

Exhibit 10.1	2012 Incentive Compensation Plan

Exhibit 10.2	2009 Long-Term Incentive Plan (as amended and restated effective June 6, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman

Carla D. Brockman
Vice President, Corporate Governance and Secretary

Date: June 8, 2012